SUPPLEMENTAL FINANCIAL PACKAGE

2 BOARD OF DIRECTORS Louis S. Haddad, Executive Chairman of the Board Daniel A. Hoffler, Chairman Emeritus of the Board Eva S. Hardy, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director James C. Cherry, Independent Director Dennis H. Gartman, Independent Director A. Russell Kirk, Director Shawn J. Tibbetts, Director F. Blair Wimbush, Independent Director CORPORATE OFFICERS Shawn J. Tibbetts, Chief Executive Officer and President Matthew T. Barnes-Smith, Chief Financial Officer Eric E. Apperson, President of Construction Scotia Capital USA Inc Viktor Fediv (212) 225-6911 viktor.fediv@scotiabank.com Bank of America Merrill Lynch Jeff Spector (646) 855-1363 jeff.spector@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com ANALYST COVERAGE Armada Hoffler (NYSE: AHH) is a vertically integrated, self-managed real estate investment trust ("REIT") with over four decades of experience developing, building, acquiring, and managing high-quality retail, office, and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information, visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. Nick Thillman (414) 298-5053 nthillman@rwbaird.com CREDIT RATING Rating: BBB Agency: Morningstar DBRS Stifel Simon Yarmak (443) 224-1345 yarmaks@stifel.com

3 HIGHLIGHTS $0.29 Fourth Quarter FFO Per Diluted Share $1.29 Full Year Normalized FFO Per Diluted Share 96.0% Wtd. Avg. Portfolio Occupancy as of December 31, 2024 12.3% Fourth Quarter Increase in Office Same Store NOI, GAAP 315K Square Feet of New and Renewed Commercial Space for the Fourth Quarter of 2024 $2.1M Fourth Quarter General Contracting and Real Estate Services Gross Profit 11.1% Fourth Quarter Retail Lease Renewal Spread Increase, GAAP 18.7% Fourth Quarter Office Lease Renewal Spread Increase, GAAP $4.0M Fourth Quarter Interest Income on Real Estate Financing Investments

4 (1) See appendix for definitions. Ranges include or exclude certain items as per definition. (2) See definition in appendix. Refer to the Hedging Activity slide for the breakdown of derivative interest income for the fourth quarter and year ended 2024. 2025 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH PROPERTY PORTFOLIO NOI $171.2M $175.8M CONSTRUCTION SEGMENT PROFIT $6.8M $8.6M G&A EXPENSES ($17.6M) ($16.6M) INTEREST INCOME $15.7M $16.7M ADJUSTED INTEREST EXPENSE(2) ($63.5M) ($59.5M) NORMALIZED FFO PER DILUTED SHARE $1.00 $1.10 GUIDANCE ASSUMPTIONS • Harbor Point T. Rowe Price and Allied delivered in Q1 2025 • Construction gross profit decline due to lower backlog • Chandler Residences stabilized in Q2 2025

SUMMARY INFORMATION

ARMADA HOFFLER

$ IN THOUSANDS, EXCEPT PER SHARE

	Three Months Ended (Unaudited)			
OPERATIONAL METRICS	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Net Income (Loss) Attributable to Common Stockholders and OP Unitholders	$26,140	($10,416)	$375	$14,804
Net Income (Loss) per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.26**	**($0.11)**	**$0.00**	**$0.17**
Normalized FFO Attributable to Common Stockholders and OP Unitholders	27,837	31,438	30,204	29,414
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	**$0.27**	**$0.35**	**$0.34**	**$0.33**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	5.8x	5.9x	6.4x	6.6x
Fixed Charge Coverage Ratio[1]	1.6x	1.4x	1.4x	1.6x
CAPITALIZATION				
Common Shares Outstanding	79,696	79,696	67,388	66,987
Operating Partnership Units Outstanding	21,666	21,668	21,709	21,709
Common Shares and Operating Partnership Units Outstanding	101,362	101,364	89,097	88,696
Market Price per Common Share as of Last Trading Day of Quarter	$10.23	$10.83	$11.09	$10.40
Common Equity Capitalization	1,036,933	1,097,772	988,086	922,440
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,208,018	1,268,857	1,159,171	1,093,525
Total Debt[2]	1,297,510	1,330,124	1,422,473	1,431,614
Total Capitalization	$2,505,528	$2,598,981	$2,581,644	$2,525,139
STABILIZED PORTFOLIO OCCUPANCY[1]				
Retail	95.3%	96.2%	95.4%	95.4%
Office	97.2%	94.7%	94.3%	93.6%
Multifamily	95.3%	95.3%	94.9%	95.1%
Weighted Average[3]	96.0%	95.4%	94.9%	94.7%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$19,004	$18,622	$19,230	$18,909
Number of Properties	46	48	48	48
Net Rentable Square Feet	3,824,446	4,037,298	4,037,662	4,034,206
Office Portfolio				
Net Operating Income	$12,817	$18,969	$14,734	$13,540
Number of Properties	14	14	14	14
Net Rentable Square Feet	2,335,063	2,332,780	2,327,873	2,328,023
Multifamily				
Multifamily Portfolio				
Net Operating Income	$8,764	$7,982	$8,351	$8,786
Number of Properties	11	11	11	11
Units	2,492	2,492	2,492	2,492

(1) See appendix for definitions.
(2) Excludes GAAP adjustments.
(3) Total occupancy weighted by annualized rent.

5

SUMMARY INCOME STATEMENT

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended		Year Ended	
	12/31/2024 (Unaudited)	12/31/2023	12/31/2024 (Unaudited)	12/31/2023
Revenues				
Rental Revenues	$62,953	$59,842	$256,697	$238,924
General Contracting and Real Estate Services Revenues	75,010	126,911	433,177	413,131
Interest Income	4,637	4,280	18,596	15,103
Total Revenues	142,600	191,033	708,470	667,158
Expenses				
Rental Expenses	16,066	15,027	62,410	56,419
Real Estate Taxes	5,313	5,532	23,308	22,442
General Contracting and Real Estate Services Expenses	72,917	123,377	419,302	399,713
Depreciation and Amortization	25,265	35,570	90,962	97,427
General & Administrative Expenses	4,661	4,336	20,225	18,122
Acquisition, Development & Other Pursuit Costs	1	66	5,531	84
Impairment Charges	—	(5)	1,494	102
Total Expenses	124,223	183,903	623,232	594,309
Gain on Real Estate Dispositions, Net	21,305	—	21,305	738
Operating Income	39,682	7,130	106,543	73,587
Interest Expense	(18,376)	(16,435)	(78,965)	(57,810)
Equity in Income of Unconsolidated Real Estate Entities	245	—	245	—
Loss on Extinguishment of Debt	(134)	—	(247)	—
Change in Fair Value of Derivatives and Other	7,273	(11,266)	14,251	(6,242)
Unrealized Credit Loss (Provision) Release	(103)	297	(156)	(574)
Other Income (Expense), Net	(45)	(293)	209	31
Income (Loss) Before Taxes	28,542	(20,567)	41,880	8,992
Income Tax Benefit (Provision)	494	(495)	614	(1,329)
Net Income (Loss)	$29,036	($21,062)	$42,494	$7,663
Net (Income) Loss Attributable to Noncontrolling Interests in Investment Entities	(9)	11	(43)	(605)
Preferred Stock Dividends	(2,887)	(2,887)	(11,548)	(11,548)
Net Income (Loss) Attributable to AHH and OP Unitholders	$26,140	($23,938)	$30,903	($4,490)
Net Income (Loss) per Diluted Share and Unit Attributable to AHH and OP Unitholders	$0.26	($0.27)	$0.33	($0.05)
Weighted Average Shares & OP Units - Diluted[(1)]	101,361	88,733	92,326	88,864

6

(1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding potentially dilutive impact of Preferred Stock.

7 SUMMARY BALANCE SHEET $ IN THOUSANDS As Of 12/31/2024 12/31/2023 (Unaudited) Assets Real Estate Investments: Income Producing Property $2,173,787 $2,093,032 Held for Development 5,683 11,978 Construction in Progress 17,515 102,277 Accumulated Depreciation (451,907) (393,169) Net Real Estate Investments 1,745,078 1,814,118 Real Estate Investments Held for Sale 4,800 — Cash and Cash Equivalents 70,642 27,920 Restricted Cash 1,581 2,246 Accounts Receivable, Net 52,860 45,529 Notes Receivable, Net 132,565 94,172 Construction Receivables, Including Retentions, Net 84,624 126,443 Construction Contract Costs and Estimated Earnings in Excess of Billings 6 104 Equity Method Investments 158,151 142,031 Operating Lease Right-of-Use Assets 22,841 23,085 Finance Lease Right-of-Use Assets 88,986 90,565 Acquired Lease Intangible Assets 89,739 109,137 Other Assets 60,990 87,548 Total Assets $2,512,863 $2,562,898 Liabilities and Equity Indebtedness, Net $1,295,559 $1,396,965 Accounts Payable and Accrued Liabilities 38,840 31,041 Construction Payables, Including Retentions 104,495 128,290 Billings in Excess of Construction Contract Costs and Estimated Earnings 5,871 21,414 Operating Lease Liabilities 31,365 31,528 Finance Lease Liabilities 92,646 91,869 Other Liabilities 54,418 56,613 Total Liabilities 1,623,194 1,757,720 Total Equity 889,669 805,178 Total Liabilities and Equity $2,512,863 $2,562,898

FFO, NORMALIZED FFO, & AFFO[(1)]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Year Ended (Unaudited)	
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2024	12/31/2023
Funds From Operations						
Net Income (Loss) Attributable to AHH and OP Unitholders	**$26,140**	**($10,416)**	**$375**	**$14,804**	**$30,903**	**($4,490)**
Net Income (Loss) per Diluted Share	$0.26	($0.11)	$–	$0.17	$0.33	($0.05)
Depreciation and Amortization[(2)]	24,899	23,070	20,570	20,215	88,754	95,208
Gain on Dispositions of Operating Real Estate[(3)]	(21,305)	–	–	–	(21,305)	–
Impairment of Real Estate Assets[(4)]	–	–	1,494	–	1,494	–
FFO	**$29,734**	**$12,654**	**$22,439**	**$35,019**	**$99,846**	**$90,718**
FFO per Diluted Share	$0.29	$0.14	$0.25	$0.40	$1.08	$1.02
Normalized FFO						
Acquisition, Development, and Other Pursuit Costs	1	2	5,528 [(4)]	–	5,531	84
Loss on Extinguishment of Debt	134	113	–	–	247	–
Non-Cash GAAP Adjustments	497	588	166	478	1,729	1,270
Severance-Related Costs	–	1,339	–	167	1,506	–
(Increase) Decrease in Fair Value of Derivatives	(2,497)	16,669	1,950	(6,510)	9,612	14,185
Amortization of Interest Rate Derivatives on Designated Cash Flow Hedges	(32)	73	121	260	422	4,210
Normalized FFO	**$27,837**	**$31,438**	**$30,204**	**$29,414**	**$118,893**	**$110,467**
Normalized FFO per Diluted Share	$0.27	$0.35	$0.34	$0.33	$1.29	$1.24
Adjusted FFO						
Non-Cash Stock Compensation	1,241	710	744	2,192	4,887	3,680
Tenant Improvements, Leasing Commissions, Lease Incentives[(5)]	(3,480)	(2,112)	(6,239)	(2,952)	(14,783)	(13,230)
Property-Related Capital Expenditures[(5)]	(5,573)	(2,677)	(5,313)	(3,537)	(17,100)	(11,830)
Adjustment for Real Estate Financing Investment Modification and Exit Fees	–	–	–	–	–	(459)
Non-Cash Interest Expense[(6)]	1,891	1,925	1,994	1,882	7,692	6,532
Cash Ground Rent Payment - Finance Lease	(995)	(977)	(980)	(980)	(3,932)	(3,476)
GAAP Adjustments	(2,884)	(2,666)	(2,095)	(1,738)	(9,383)	(5,164)
AFFO	**$18,037**	**$25,641**	**$18,315**	**$24,281**	**$86,274**	**$86,520**
AFFO per Diluted Share	$0.18	$0.28	$0.21	$0.27	$0.93	$0.97
Weighted Average Common Shares Outstanding	79,695	68,931	67,106	66,838	70,662	67,692
Weighted Average Operating Partnership Units Outstanding	21,666	21,667	21,709	21,613	21,664	21,172
Total Weighted Average Common Shares and OP Units Outstanding[(7)]	101,361	90,598	88,815	88,451	92,326	88,864

(1) See definitions in appendix.
(2) Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.
(3) Excludes gain/loss attributable to noncontrolling interests in consolidated investments and the disposition of non-operating parcels.
(4) Due to the write off of development costs related to an undeveloped land parcel in predevelopment.
(5) Excludes development, redevelopment, and first-generation space.
(6) Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.
(7) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented excluding any potentially dilutive impact of Preferred Stock.

8

NET ASSET VALUE COMPONENT DATA

ARMADA HOFFLER

$ AND SHARES/UNITS IN THOUSANDS

Stabilized Portfolio NOI (Cash)

	Three Months Ended 12/31/2024			
	Retail	Office[3]	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$18,465	$11,202	$9,003	$38,670
Non-Stabilized Properties NOI	(284)	(382)	(324)	(990)
Signed Leases Not Yet Occupied or in Free Rent Period	693	1,444	—	2,137
Stable Portfolio NOI	$18,874	$12,264	$8,679	$39,817
Intra-Quarter Transactions				
Net Acquisitions	—	—	—	—
Net Dispositions	(1,260)	—	—	(1,260)
Annualized	$70,456	$49,056	$34,716	$154,228

Non-Stabilized Portfolio[4]

	As of 12/31/2024
Projects Under Development	$—
Properties in Lease Up	114,260
Development Opportunities[5]	1,800
Unconsolidated JV Development	162,300
Total Non-Stabilized Portfolio	$278,360

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$13,875

Non-Property Assets[6]

	As of 12/31/2024
Cash and Restricted Cash	$72,223
Accounts Receivable, Net	52,860
Other Notes Receivable	12,984
Real Estate Financing Investments[7]	122,179
Construction Receivables, Including Retentions[7]	84,624
Acquired Lease Intangible Assets	89,739
Other Assets / Costs in Excess of Earnings	60,996
Total Non-Property Assets	$495,605

Liabilities[6]

	As of 12/31/2024
Mortgages and Notes Payable[7]	$1,297,510
Accounts Payable and Accrued Liabilities	38,840
Construction Payables, Including Retentions	104,495
Other Liabilities[7]	59,757
Total Liabilities	$1,500,602

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 12/31/2024
Total Common Shares Outstanding	79,696
Total OP Units Outstanding	21,666
Total Common Shares & OP Units Outstanding	101,362

(1) Excludes expenses associated with the Company's in-house asset management division of $0.8M for the 3 months ended 12/31/2024.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by the Company, which are eliminated for GAAP purposes.
(4) Representative of costs incurred to date.
(5) Includes quantifiable undeveloped land opportunities.
(6) Excludes lease right-of-use assets and lease liabilities.
(7) Excludes GAAP adjustments.

9

10 CREDIT PROFILE $ IN THOUSANDS Net Debt to Adjusted EBITDAre 5.6x 5.5x 4.9x 5.3x 5.4x 5.5x 6.2x 6.5x 6.6x 6.4x 5.9x 5.8x 7.4x 7.2x 6.5x 5.9x 6.6x 7.1x 7.1x 7.5x 7.4x 7.5x 7.2x 7.2x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt / Total Adjusted EBITDAre Q1 2 022 Q2 2022 Q3 2022 Q4 2022 Q1 2 023 Q2 2023 Q3 2023 Q4 2023 Q1 2 024 Q2 2024 Q3 2024 Q4 2024 3.0x 3.5x 4.0x 4.5x 5.0x 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x Total Debt Secured Debt Unsecured Debt % Fixed/Hedged Q1 2 02 2 Q2 2 02 2 Q3 2 02 2 Q4 2 02 2 Q1 2 02 3 Q2 2 02 3 Q3 2 02 3 Q4 2 02 3 Q1 2 02 4 Q2 2 02 4 Q3 2 02 4 Q4 2 02 4 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 —% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% AFFO Payout Ratio 81% 68% 76% 68% 83% 77% 77% 82% 75% 99% 72% 115% Total Dividend AFFO AFFO Payout Ratio Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0 5,000 10,000 15,000 20,000 25,000 30,000 —% 20% 40% 60% 80% 100% 120% Weighted Average Years to Maturity - Debt 5.1 5 5.5 4.7 4.4 4.6 4.2 3.9 3.7 3.6 3.5 3.3 Weighted Average Years to Maturity Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0 1 2 3 4 5 6

11 LEVERAGE METRICS $ IN THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, real estate financing, construction, and other ancillary activities outside of our stabilized portfolio. (2) Reflects total debt less GAAP adjustments, cash, restricted cash, and other notes payable. Three Months Ended 12/31/2024 Stabilized Portfolio Adjusted EBITDAre $39,420 Stabilized Portfolio Debt $915,683 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.8 x Total Adjusted EBITDAre $42,831 Net Debt(2) $1,225,287 Net Debt/Total Adjusted EBITDAre(1) 7.2 x Net Debt + Preferred $1,396,372 Net Debt + Preferred /Total Adjusted EBITDAre 8.2 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x 5.8x 7.2x 8.2x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre Net Debt/Total Adjusted EBITDAre (1) Net Debt + Preferred / Total Adjusted EBITDAre

12 DEBT MANAGEMENT $ IN THOUSANDS AS OF DECEMBER 31, 2024 Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-Rate Debt Variable-Rate Debt(1)(2) 6.3% 6.4% 2.3 Yrs Fixed-Rate Debt(3)(4) 93.7% 4.3% 3.4 Yrs Secured vs. Unsecured Debt Unsecured Debt(2) 55.9% 4.7% 2.3 Yrs Secured Debt(2) 44.1% 4.0% 4.5 Yrs Portfolio Weighted Average(2) 4.4% 3.3 Yrs (1) Excludes debt subject to interest rate swap locks. (2) Represents the weighted average interest rate of the portfolio, inclusive of interest rate derivatives. (3) Includes debt subject to interest rate swap locks. (4) Excludes GAAP adjustments.  Portfolio Weighted Average Interest Rate 2.8% 3.0% 2.9% 3.6% 3.9% 4.0% 4.2% 4.0% 4.4% 4.6% 4.5% 4.4% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 .0% .5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0%

OUTSTANDING DEBT

$ IN THOUSANDS

Debt	Stated Rate	Effective Rate as of 12/31/2024	Maturity Date [1]	Debt Maturities & Principal Payments 2025	2026	2027	2028	2029	Thereafter	Outstanding as of 12/31/2024
Secured Debt - Stabilized										
Red Mill South	3.57%	3.57 %	May-2025	$ 4,502	$ —	$ —	$ —	$ —	$ —	$ 4,502
The Everly	SOFR+ 1.50%	5.83 % [2]	Dec-2025 [3]	30,000	—	—	—	—	—	30,000
Encore Apartments & 4525 Main Street	2.93%	2.93 %	Feb-2026	1,347	50,840	—	—	—	—	52,187
Thames Street Wharf	SOFR+ 1.30%	2.33 % [4]	Sep-2026	1,433	65,028	—	—	—	—	66,461
Constellation Energy Building	SOFR+ 1.50%	5.95 % [2][4]	Nov-2026	—	175,000	—	—	—	—	175,000
Liberty	SOFR+ 1.50%	4.93 % [4]	Sep-2027	364	382	19,496	—	—	—	20,242
Greenbrier Square	3.74%	3.74 %	Oct-2027	399	415	18,370	—	—	—	19,184
Lexington Square	4.50%	4.50 %	Sep-2028	320	335	351	12,287	—	—	13,293
Red Mill North	4.73%	4.73 %	Dec-2028	127	133	140	3,442	—	—	3,842
Premier Apartments and Retail	5.53%	5.53 %	Dec-2029	—	—	—	—	29,415	—	29,415
Greenside Apartments	3.17%	3.17 %	Dec-2029	808	834	861	886	26,932	—	30,321
Smith's Landing	4.05%	4.05 %	Jun-2035	1,037	1,081	1,126	1,172	1,222	7,946	13,584
The Edison	5.30%	5.30 %	Dec-2044	427	450	474	500	527	12,396	14,774
The Cosmopolitan	3.35%	3.35 %	Jul-2051	937	968	1,001	1,035	1,071	34,449	39,461
Total - Secured Stabilized Debt				41,701	295,466	41,819	19,322	59,167	54,791	512,266
Secured Debt - Development Pipeline										
Southern Post	SOFR+ 2.25%	6.58 % [2]	Aug-2026 [3]	—	60,244	—	—	—	—	60,244
Total - Development Pipeline				—	60,244	—	—	—	—	60,244
Total Secured Debt				41,701	355,710	41,819	19,322	59,167	54,791	572,510
Unsecured Debt										
TD Unsecured Term Loan	SOFR+ 1.35%-1.90%	4.85 % [4]	May-2025 [5]	95,000	—	—	—	—	—	95,000
Senior Unsecured Revolving Credit Facility	SOFR+ 1.30%-1.85%	6.42 %	Jan-2027 [6]	—	—	140,000	—	—	—	140,000
Senior Unsecured Revolving Credit Facility (Fixed)	SOFR+ 1.30%-1.85%	4.80 % [4]	Jan-2027 [6]	—	—	5,000	—	—	—	5,000
M&T Unsecured Term Loan	SOFR+ 1.25%-1.80%	6.22 %	Mar-2027 [5]	—	—	35,000	—	—	—	35,000
M&T Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	4.90 % [4]	Mar-2027 [5]	—	—	100,000	—	—	—	100,000
Senior Unsecured Term Loan	SOFR+ 1.25%-1.80%	6.22 %	Jan-2028	—	—	—	271,000	—	—	271,000
Senior Unsecured Term Loan (Fixed)	SOFR+ 1.25%-1.80%	4.83 % [4]	Jan-2028	—	—	—	79,000	—	—	79,000
Total Unsecured Debt				95,000	—	280,000	350,000	—	—	725,000
Total Principal Balances				**$ 136,701**	**$ 355,710**	**$ 321,819**	**$ 369,322**	**$ 59,167**	**$ 54,791**	**$ 1,297,510**
Other Notes Payable										6,122
Unamortized GAAP Adjustments										(8,073)
Indebtedness, Net										**$ 1,295,559**

(1) Excludes extension options.
(2) Subject to a rate floor.
(3) Does not reflect two 12-month extension options.
(4) Includes debt subject to interest rate swap locks.
(5) Does not reflect one 12-month extension option.
(6) Does not reflect two six-month extension options.

13

HEDGING ACTIVITY

$ IN THOUSANDS AS OF DECEMBER 31, 2024

ARMADA HOFFLER

Interest Rate Swaps Not Allocated to Specific Asset Debt

Effective Date	Maturity Date	SOFR Strike / Swap Fixed Rate	Notional Amount
October 2023	October 2025	2.75%	$330,000
December 2023	December 2025	2.75%	300,000
Total Interest Rate Swaps			$630,000
Fixed-Rate Debt(1)(2)			$586,266
Fixed-Rate and Hedge Debt			$1,216,266
Total Debt(2)			$1,297,510
% Fixed or Hedged(3)			**93.7 %**

Interest Rate Swaps Allocated to Off Balance Sheet Joint Ventures(4)

October 2023	October 2025	2.75%	$90,000
November 2023	November 2025	2.75%	100,000
Total Interest Rate Swaps			$190,000

GAINS (LOSSES) ON INTEREST RATE DERIVATIVES

Accounting Treatment(5)	Statement of Comprehensive Income Location	Three Months Ended 12/31/2024	Three Months Ended 12/31/2023	Year Ended 12/31/2024	Year Ended 12/31/2023
Designated Hedges	Interest Expense	$ 956	$ 5,625	$ 7,685	$ 22,202
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	4,776	4,893	23,863	7,943
Total Realized Gains on Interest Rate Derivatives		**$ 5,732**	**$ 10,518**	**$ 31,548**	**$ 30,145**
Designated Hedges	Unrealized Cash Flow Hedge Gains (Losses)(6)	$ 3,134	$ (2,989)	$ 4,322	$ 6,879
Non-Designated Hedges	Change in Fair Value of Derivatives and Other	2,497	(16,159)	(9,612)	$ (14,185)
Total Unrealized Gains (Losses) on Interest Rate Derivatives		**$ 5,631**	**$ (19,148)**	**$ (5,290)**	**$ (7,306)**
Total Realized and Unrealized Gains (Losses) on Interest Rate Derivatives		**$ 11,363**	**$ (8,630)**	**$ 26,258**	**$ 22,839**

(1) Includes debt subject to interest rate swap locks.
(2) Excludes GAAP adjustments.
(3) The Company achieved a fixed or hedged rate of 100% subsequent to 12/31/24 by purchasing a swap with a notional of $150 million.
(4) These swaps economically hedge the Company's exposure to the senior construction loans on T. Rowe Price Global HQ and Allied | Harbor Point.
(5) The Company only enters into interest rate derivatives to hedge its exposure to interest rate risk from floating rate debt. The Company may elect to designate an interest rate derivative as a cash flow hedge under US GAAP if certain criteria are met, which allows for reporting of realized gains (losses) net of the hedge item (interest expense). All income statement activity for derivatives that are not designated as cash flow hedges is reported within Change in fair value of derivatives and other in the Company's Statement of Comprehensive Income.
(6) Unrealized cash flow hedge gains (losses) is a component of comprehensive income (loss) and is excluded from net income (loss).

14

15 CAPITALIZATION & FINANCIAL RATIOS $ IN THOUSANDS, EXCEPT PER SHARE AS OF DECEMBER 31, 2024 (1) Represents the weighted average number of common shares and OP Units outstanding during the respective periods presented. (2) As of close of market on 12/31/24. (3) See appendix for definitions. (4) Excludes availability under construction loans. (5) Total Asset Value is calculated based on the terms of our credit facility agreement and therefore does not tie directly to the balance sheet. Debt % of Total Principal Balance Unsecured Revolving Credit Facility 11% $145,000 Unsecured Term Loans 45% 580,000 Mortgages Payable 44% 572,510 Total Debt $1,297,510 Preferred Equity Shares Liquidation Value per Share Total Liquidation Value 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA) 6,843 $25.00 $171,085 Common Equity % of Total Shares/ Units(1) Stock Price(2) Market Value Common Stock (NYSE: AHH) 79% 79,695 $10.23 $815,290 Operating Partnership Units 21% 21,666 $10.23 221,643 Equity Market Capitalization 101,362 $1,036,933 Total Capitalization $2,505,528 Enterprise Value $2,433,305 Total Debt to Enterprise Value 53 % Financial Ratios Debt Service Coverage Ratio(3) 1.7x Fixed Charge Coverage Ratio(3) 1.6x Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre 5.8x Net Debt / Total Adjusted EBITDAre 7.2x Net Debt Plus Preferred / Total Adjusted EBITDAre 8.2x Debt/Total Capitalization 52 % Liquidity(4) Cash on Hand $70,642 Availability Under Revolving Credit Facility 112,984 Total Liquidity $183,626 Unencumbered Properties % of Total Properties 58% % of Annualized Base Rent 72 % Total Asset Value(5) $1,396,640 Preferred Equity 7% Debt 52% Common Equity 41%

16 PORTFOLIO PROFILE Multifamily Tradeout % of Portfolio ABR Expiring for Top 20 Tenants Retail Office Commercial Expirations 4.0% —% —% 4.0% 8.0% 10.0% 7.0% 13.0% 12.0% 6.0% 6.0% 2.0% 3.0% 25.0% Retail Office Ava ila ble M-T-M 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafte r Weighted Average Lease Term Remaining (Years)

STABILIZED PORTFOLIO SUMMARY

ARMADA HOFFLER

AS OF DECEMBER 31, 2024
SEE APPENDIX FOR FULL LIST OF PROPERTIES

COMMERCIAL PORTFOLIO

Retail Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	13	549,317	13	97.9 %	$13,941,899	$25.93
Harbor Point - Baltimore Waterfront	2	57,096	7	71.5 %	1,223,556	29.97
Grocery Anchored	14	1,320,155	15	98.8 %	21,158,216	16.22
Southeast Sunbelt	10	945,090	16	95.5 %	20,205,304	22.39
Mid-Atlantic	7	952,788	17	90.2 %	16,301,187	18.97
Stabilized Retail Total	**46**	**3,824,446**	**15**	**95.3 %**	**$72,830,162**	**$19.98**

Office Properties	# of Properties	Net Rentable SF[(1)]	Average Age	Occupancy[(1)]	ABR[(1)]	ABR per Occupied SF
Town Center of Virginia Beach	6	805,172	22	98.2 %	$24,443,427	$30.90
Harbor Point - Baltimore Waterfront	3	1,044,435	9	97.8 %	33,027,442	32.35
Southeast Sunbelt	4	387,395	7	92.6 %	11,929,942	33.26
Mid-Atlantic	1	98,061	5	100.0 %	2,002,945	20.43
Stabilized Office Total	**14**	**2,335,063**	**13**	**97.2 %**	**$71,403,756**	**$31.47**

MULTIFAMILY PORTFOLIO

Multifamily Properties	# of Properties	Units	Average Age	Occupancy[(1)]	AQR[(1)]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	11	94.2 %	$17,882,028	$2,084
Harbor Point - Baltimore Waterfront	2	392	7	94.9 %	11,959,740	2,679
Southeast Sunbelt	3	686	3	94.3 %	14,250,288	1,835
Mid-Atlantic	3	655	12	98.0 %	13,368,240	1,735
Stabilized Multifamily Total	**11**	**2,492**	**9**	**95.3 %**	**$57,460,296**	**$2,015**

17

(1) *See appendix for definitions and portfolio detail.*

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Year Ended			
	12/31/2024	12/31/2023	$ Change	% Change	12/31/2024	12/31/2023	$ Change	% Change
Retail								
Rental Revenues	$23,403	$23,277	$126	0.5 %	$84,716	$84,248	$468	0.6 %
Rental Expenses[(1)]	4,124	4,014	110	2.7 %	12,946	12,110	836	6.9 %
Real Estate Taxes	1,901	2,040	(139)	(6.8)%	8,372	8,204	168	2.0 %
Same Store NOI	$17,378	$17,223	$155	0.9 %	$63,398	$63,934	$(536)	(0.8)%
GAAP Adjustments	(1,034)	(1,173)	139		(3,813)	(4,454)	641	
Net Operating Income, Cash	$16,344	$16,050	$294	1.8 %	$59,585	$59,480	$105	0.2 %
Office								
Rental Revenues	$22,024	$20,512	$1,512	7.4 %	$81,337	$76,568	$4,769	6.2 %
Rental Expenses[(1)]	6,037	5,978	59	1.0 %	20,750	19,776	974	4.9 %
Real Estate Taxes	2,091	2,165	(74)	(3.4)%	8,630	8,566	64	0.7 %
Same Store NOI[(2)]	$13,896	$12,369	$1,527	12.3 %	$51,957	$48,226	$3,731	7.7 %
GAAP Adjustments	(2,183)	(1,516)	(667)		(6,932)	(4,725)	(2,207)	
Net Operating Income, Cash	$11,713	$10,853	$860	7.9 %	$45,025	$43,501	$1,524	3.5 %
Multifamily								
Rental Revenues	$14,392	$14,151	$241	1.7 %	$52,522	$51,589	$933	1.8 %
Rental Expenses[(1)]	4,549	4,038	511	12.7 %	16,115	15,117	998	6.6 %
Real Estate Taxes	1,273	1,234	39	3.2 %	5,052	4,608	444	9.6 %
Same Store NOI	$8,570	$8,879	$(309)	(3.5)%	$31,355	$31,864	$(509)	(1.6)%
GAAP Adjustments	(209)	(188)	(21)		(834)	(796)	(38)	
Net Operating Income, Cash	$8,361	$8,691	$(330)	(3.8)%	$30,521	$31,068	$(547)	(1.8)%
Same Store NOI	$39,844	$38,471	$1,373	3.6 %	$146,710	$144,024	$2,686	1.9 %
GAAP Adjustments	(3,426)	(2,877)	(549)		(11,579)	(9,975)	(1,604)	
Same Store Portfolio NOI, Cash Basis	$36,418	$35,594	$824	2.3 %	$135,131	$134,049	$1,082	0.8 %

(1) Excludes expenses associated with the Company's in-house asset management division of $1.0M and $1.3M for the three months ended 12/31/2024 & 12/31/2023, respectively, and $4.8M and $5.3M for the years ended 12/31/2024 & 12/31/2023, respectively.
(2) Excludes $4.0M termination fee received from one of the Company's tenants at Wills Wharf and $650k of accelerated straight-line rent effect from the termination of such tenant's lease for the year ended ended 12/31/2024.

18

19 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF DECEMBER 31, 2024 Commercial Portfolio Tenant Investment Grade Rating(2) Number of Leases Annualized Base Rent % of Total Annualized Base Rent Constellation Energy Generation ü 1 $15,010 7.4% Morgan Stanley ü 3 8,883 4.4% Harris Teeter/Kroger ü 6 3,781 1.9% Clark Nexsen 1 2,914 1.4% Canopy by Hilton 1 2,698 1.3% Dick's Sporting Goods/Golf Galaxy ü 2 1,977 1.0% Lowes Foods 2 1,976 1.0% Franklin Templeton ü 1 1,898 0.9% Duke University ü 1 1,742 0.9% Huntington Ingalls Industries ü 1 1,671 0.8% TJ Maxx/Homegoods ü 5 1,554 0.8% PetSmart 5 1,527 0.8% Georgia Tech ü 1 1,446 0.7% WeWork 1 1,348 0.7% Mythics 1 1,311 0.6% Puttshack 1 1,203 0.6% Apex Entertainment 1 1,176 0.6% Pindrop 1 1,172 0.6% Kimley-Horn 1 1,145 0.6% Amazon/Whole Foods ü 1 1,144 0.6% Top 20 Total $55,576 27.6% (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Per public sources.

LEASE SUMMARY

ARMADA HOFFLER

RETAIL

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
			Renewals				
Q4 2024	17	82,479	11.1 %	2.9 %	5.9	$372,299	$4.51
Q3 2024	24	179,701	13.1 %	7.8 %	5.1	410,509	2.28
Q2 2024	20	140,325	5.8 %	2.9 %	5.1	592,997	4.23
Q1 2024	19	87,841	10.7 %	4.4 %	4.5	262,669	2.99
Trailing 4 Quarters	**80**	**490,346**	**10.4 %**	**5.0 %**	**5.1**	**$1,638,474**	**$3.34**

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
			New Leases[(1)]			
Q4 2024	16	112,444	$20.91	9.6	$5,114,708	$45.49
Q3 2024	6	13,559	28.34	9.2	684,169	50.46
Q2 2024	7	32,517	18.10	8.6	1,575,222	48.44
Q1 2024	3	9,807	16.17	8.2	549,959	56.08
Trailing 4 Quarters	**32**	**168,327**	**$20.69**	**9.3**	**$7,924,058**	**$47.08**

OFFICE

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
			Renewals				
Q4 2024	4	44,240	18.7 %	3.5 %	10.0	$282,271	$6.38
Q3 2024	4	64,459	18.5 %	0.8 %	4.4	2,122,420	32.93
Q2 2024	3	31,583	24.3 %	4.4 %	7.7	636,802	20.16
Q1 2024	2	17,901	14.2 %	1.2 %	9.1	564,597	31.54
Trailing 4 Quarters	**13**	**158,183**	**19.1 %**	**2.3 %**	**7.2**	**$3,606,090**	**$22.80**

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term Remaining (yrs)	TI & LC	TI & LC per SF
			New Leases[(1)]			
Q4 2024	7	75,381	$35.11	9.1	$4,266,018	$56.59
Q3 2024	3	15,493	29.42	3.9	576,306	37.20
Q2 2024	2	44,289	33.57	10.7	5,554,413	125.41
Q1 2024	0	—	—	0.0	—	—
Trailing 4 Quarters	**12**	**135,163**	**$33.95**	**9.0**	**$10,396,737**	**$76.92**

(1) Excludes leases from properties in development and redevelopment.

20

LEASE EXPIRATIONS[1]

AS OF DECEMBER 31, 2024

ARMADA HOFFLER

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	179,770	4.7 %	$–	– %
M-T-M	2	1,602	– %	59,262	0.1 %
2024[2]	3	10,872	0.3 %	499,064	0.7 %
2025	55	165,063	4.3 %	3,432,707	4.7 %
2026	84	436,858	11.4 %	8,988,445	12.3 %
2027	86	442,832	11.6 %	8,627,079	11.8 %
2028	74	332,105	8.7 %	7,399,089	10.2 %
2029	76	413,435	10.8 %	7,725,405	10.6 %
2030	72	528,541	13.8 %	10,806,498	14.8 %
2031	37	254,741	6.7 %	5,108,641	7.0 %
2032	30	302,420	7.9 %	5,476,435	7.5 %
2033	26	92,276	2.4 %	2,223,337	3.1 %
2034	18	86,110	2.3 %	1,855,067	2.5 %
Thereafter	41	577,821	15.1 %	10,629,133	14.7 %
Total / Weighted Average	604	3,824,446	100.0 %	$72,830,162	100.0 %

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	–	66,385	2.8 %	$–	– %
M-T-M	7	15,137	0.6 %	180,545	0.3 %
2024[2]	1	2,174	0.1 %	64,263	0.1 %
2025	10	62,742	2.7 %	2,604,074	3.6 %
2026	10	46,312	2.0 %	1,429,004	2.0 %
2027	20	180,570	7.7 %	6,205,737	8.7 %
2028	14	111,841	4.8 %	3,441,772	4.8 %
2029	16	356,996	15.3 %	10,183,388	14.3 %
2030	14	169,665	7.3 %	5,433,353	7.6 %
2031	8	142,915	6.1 %	4,171,960	5.8 %
2032	4	43,522	1.9 %	1,228,475	1.7 %
2033	6	70,374	3.0 %	2,153,946	3.0 %
2034	6	119,019	5.1 %	2,986,668	4.2 %
Thereafter	13	947,411	40.6 %	31,320,571	43.9 %
Total / Weighted Average	129	2,335,063	100.0 %	$71,403,756	100.0 %

(1) Excludes leases from properties in development, redevelopment, and delivered, but not yet stabilized.
(2) Represents leases that expired on 12/31/24. The spaces are available for lease as of 1/1/25.

21

PORTFOLIO EXPANSION

$ IN THOUSANDS

ARMADA HOFFLER

				Schedule[1]							
Consolidated Development Projects	**Property Type**	**Estimated Size[1]**	**% Leased or LOI**	**Construction Start**	**Initial Occupancy**	**Stabilized Operation[2]**	**Estimated Cost[1]**	**Loan Commitment**	**Funded to Date**	**AHH Ownership**	**Anchor Tenants**
Southern Post Roswell, GA	Mixed-Use	137 multifamily units / 95,000 sf office / 42,000 sf retail	62% Commercial[3] 88% Multifamily	4Q21	2Q24	2Q25	$132,600	$73,600 [4]	$119,260	100 %	Vestis
Equity Method Investments											
Projects	**Property Type**	**Estimated Size[1]**	**% Leased or LOI**	**Construction Start**	**Initial Occupancy**	**Stabilized Operation[2]**	**Estimated Cost[1]**	**Equity Requirement**	**Funded to Date**	**AHH Ownership**	**Anchor Tenants**
T. Rowe Price Global HQ Baltimore, MD	Mixed-Use	553,000 sf office / 20,200 sf retail / 250 parking spaces	97%	2Q22	1Q25	1Q25	$277,900	$52,900	$46,400	50 %	T. Rowe Price
Allied | Harbor Point Baltimore, MD	Mixed-Use	312 units / 15,800 sf retail / 1,252 parking spaces	6%	2Q22	1Q25	3Q26	239,300	115,900	115,900	90 % [5]	
				Total Unconsolidated JV Development			$517,200	$168,800	$162,300		

	Q4 2024	Year to Date
Capitalized Interest	$2,885	$13,717



Southern Post
Roswell, GA


T.RowePrice

T. Rowe Price Global HQ
Baltimore, MD

(1) Represents estimates that may change as the development process proceeds.
(2) First fully-stabilized quarter. See stabilized property definition in appendix.
(3) Represents combined percentage leased or under LOI for retail and office.
(4) Includes $5.7M earnout under certain conditions.
(5) The Company currently owns 78% and holds an option to increase its ownership interest to 90%.

22

23 REAL ESTATE FINANCING $ IN THOUSANDS AS OF DECEMBER 31, 2024 The Interlock Atlanta, GA Solis Gainesville II Gainesville, GA (1) Each investment is in the form of preferred equity with economic terms and accounting consistent with a loan receivable. (2) Represents estimates that may change as the development process proceeds. (3) Excludes amortization of equity placement fees, if applicable. Outstanding Investments(1) Property Type Estimated Size(2) % Leased or LOI Initial Occupancy Estimated Stabilization(2) Loan Maturity Interest Rate Principal Balance Maximum Principal Commitment Cumulative Accrued Interest(3) QTD Interest Income(3) Solis Gainesville II Gainesville, GA Multifamily 184 units 69% 2Q24 Q2 2025 4Q26 10% (4) $ 19,595 $ 19,595 $ 5,821 $ 637 The Allure at Edinburgh Chesapeake, VA Multifamily 280 units 24% 4Q24 Q4 2025 1Q28 15% (5) 9,228 9,228 1,987 348 Solis Kennesaw Kennesaw, GA Multifamily 239 units N/A 2Q25(2) Q1 2026 2Q27 14% (4) 37,870 37,870 8,033 1,425 Solis Peachtree Corners Peachtree Corners, GA Multifamily 249 units N/A 3Q25(2) Q3 2026 4Q27 15% (4) 28,440 28,440 5,389 1,167 Solis North Creek Charlotte, NC Multifamily 303 units N/A 3Q26(2) Q4 2027 3Q30 12% (4) 5,134 26,767 682 383 Total Outstanding Investments $100,267 $121,900 $21,912 $3,960 Solis Peachtree Corners Peachtree Corners, GA (4) The interest rate varies over the life of the loan and the loan earns an unused commitment fee. (5) The interest rate varies over the life of the loan. Solis Kennesaw Marietta, GA Solis Peachtree Corners P achtree Corners, GA The Allure at Edinburgh Chesapeake, VA

24 GENERAL CONTRACTING & REAL ESTATE SERVICES $ IN THOUSANDS Third-Party Backlog as of Q4 2024 Beginning Backlog $193,122 New Contracts 5,817 Work Performed (75,155) Ending Backlog $123,784 Q4 2024 Q3 2024 Q2 2024 Q1 2024 Trailing 4 Quarters Revenue $75,010 $114,353 $116,839 $126,975 $433,177 Expense (72,917) (110,987) (112,500) (122,898) (419,302) Gross Profit $2,093 $3,366 $4,339 $4,077 $13,875 Operating Margin(1) 2.8% 2.9% 3.7% 3.2% 3.2% (1) 50% and 90% of gross profit attributable to contracts for our T. Rowe Price Global HQ and Allied | Harbor Point development projects, respectively, is not reflected within general contracting & real estate services revenues due to elimination. The Company is still entitled to receive cash proceeds in relation to the eliminated amounts. Prior to any gross profit eliminations attributable to these projects, operating margin for Q4 2024, Q3 2024, Q2 2024, Q1 2024, and the Trailing 4 Quarters was 3.0%, 3.2%, 4.0%, 3.5%, and 3.5%, respectively. Peterson Station Morrisville, NC

NET INCOME BY SEGMENT

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended December 31, 2024						
	Retail Real Estate	**Office Real Estate**	**Multifamily Real Estate**	**General Contracting and Real Estate Services**	**Real Estate Financing**	**Unallocated**	**Total**
Revenues							
Rental revenues	$25,530	$22,475	$14,948	$–	$–	$–	$62,953
General contracting and real estate services revenues	–	–	–	75,010	–	–	75,010
Interest income	17	11	40	–	4,039	530	4,637
Total revenues	25,547	22,486	14,988	75,010	4,039	530	142,600
Expenses							
Rental expenses	4,122	7,255	4,689	–	–	–	16,066
Real estate taxes	2,121	2,021	1,171	–	–	–	5,313
General contracting and real estate services expenses	–	–	–	72,917	–	–	72,917
Depreciation and amortization	11,782	8,652	4,646	–	–	185	25,265
General and administrative expenses	–	–	–	–	–	4,661	4,661
Acquisition, development and other pursuit costs	–	–	–	–	–	1	1
Total expenses	18,025	17,928	10,506	72,917	–	4,847	**124,223**
Gain on real estate dispositions	21,305	–	–	–	–	–	21,305
Operating income	28,827	4,558	4,482	2,093	4,039	(4,317)	39,682
Interest expense[1]	(6,309)	(6,328)	(3,974)	–	(1,765)	–	(18,376)
Equity in income of unconsolidated real estate entities	2	238	5	–	–	–	245
Loss on extinguishment of debt	(134)	–	–	–	–	–	(134)
Change in fair value of derivatives and other	2,577	2,245	1,379	–	1,072	–	7,273
Unrealized credit loss provision	–	–	–	–	(117)	14	(103)
Other income (expense), net	–	–	(47)	–	–	2	(45)
Income (loss) before taxes	24,963	713	1,845	2,093	3,229	(4,301)	28,542
Income tax benefit	–	–	–	494	–	–	494
Net income (loss)	$24,963	$713	$1,845	$2,587	$3,229	($4,301)	$29,036

25

(1) Interest expense within the real estate financing segment is allocated based on the average outstanding principal of notes receivable in the real estate financing portfolio and the effective interest rates on the Company's credit facility, the M&T term loan facility, and the TD term loan facility.

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2023		**311,000**	**$215,000**	**6.5 %**		
The Interlock	Atlanta, GA	311,100 (1)	215,000	6.5 %	2Q23	Georgia Tech, Puttshack
2022		**606,181 / 103 units**	**$299,450**	**6.2 %**		
Pembroke Square	Virginia Beach, VA	124,181	26,450	7.7 %	4Q22	Fresh Market, Nordstrom Rack, DSW
Constellation Energy Building	Baltimore, MD	482,000 / 103 units	273,000 (2)	6.1 %	1Q22	Constellation Energy Group
Total/Weighted Average		**917,181 / 103 units**	**$514,450**	**6.3 %**		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2024		**213,927**	**$ 82,000**	**6.4 %**		
Market at Mill Creek	Mount Pleasant, SC	80,319	27,300	6.8 %	4Q24	Lowes Foods
Nexton Square	Summerville, SC	133,608	54,700	6.2 %	4Q24	Various Small Shops
2022		**275,896 / 1,031 units/beds**	**$258,261**	**4.3 %**		
Sandbridge Outparcels	Virginia Beach, VA	7,233	3,455	4.5 %	3Q22	Autozone, Valvoline
Annapolis Junction	Annapolis Junction, MD	416 units	150,000	4.2 %	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0 %	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8 %	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1 %	2Q22	
Total/Weighted Average		**489,823 / 1,031 units/beds**	**$258,261**	**4.8 %**		

(1) Square footage includes 4.9k square feet of retail storage space.
(2) Represents 100% of property value of which the Company owns a 90% interest.

26

27Town Center of Virginia Beach Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

28 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent as of December 31, 2024 (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) for executed leases as of such date by (b) 12, and we do not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under executed leases as of December 31, 2024. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area, or other operating expenses." DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvements, leasing commissions, and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures, and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) rental revenues for the quarter by (b) 4. ADJUSTED INTEREST EXPENSE: Adjusted Interest Expense includes interest expense on our debt obligations, amortization of deferred financing costs, interest expense on finance leases, and payments (receipts) of interest rate derivatives that are designated as hedges for accounting purposes, all of which are recorded within “Interest expense” on our consolidated statements of comprehensive income. Adjusted Interest Expense also includes payments (receipts) of interest rate derivatives that are not designated as hedges for accounting purposes. Payments (receipts) of interest rate derivatives not designated as hedges are recorded within “Change in fair value of derivatives and other” on our consolidated statements of comprehensive income.

29 DEBT SERVICE COVERAGE RATIO: We calculate Debt Service Coverage Ratio as the quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, and required principal repayment. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by Nareit. Nareit defines FFO as net income (loss) (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates, and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. EBITDAre: We calculate EBITDA for real estate (EBITDAre) consistent with the definition established by the National Association of Real Estate Investment Trusts ("Nareit"). EBITDAre is a financial measure not calculated in accordance with the accounting principles generally accepted in the United States ("GAAP") that Nareit defines as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. Management believes EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results. FIXED CHARGE COVERAGE RATIO: We calculate Fixed Charge Coverage Ratio as quarterly Total Adjusted EBITDAre divided by total quarterly interest expense, interest receipts of non-designated derivatives, required principal repayment, and preferred equity dividends.

30 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as segment revenues less segment expenses. Segment revenues include rental revenues (base rent, expense reimbursements, termination fees, and other revenue) for our property segments, general contracting and real estate services revenues for our general contracting and real estate services segment, and interest income for our real estate financing segment. Segment expenses include rental expenses and real estate taxes for our property segments, general contracting and real estate services expenses for our general contracting and real estate services segment, and interest expense for our real estate financing segment. Segment NOI for the general contracting and real estate services and real estate financing segments is also referred to as segment gross profit. Other REITs may use different methodologies for calculating NOI, and, accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI for the same store portfolio, we exclude one-time items, such as termination fees. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rental revenues, the amortization of lease incentives and above/below market rents, the net effects of straight-line rental expenses, and ground rent expenses for finance leases. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of executed leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association 1996 measurement guidelines. DEFINITIONS NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development, and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, amortization of payments made to purchase interest rate caps and swaps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO.

31 PROPERTY ADJUSTED EBITDAre: We calculate Property Adjusted EBITDAre as EBITDAre coming solely from our operating properties. When referring to Property Adjusted EBITDAre, we also exclude certain items, including, but not limited to, non-recurring bad debt, non-recurring termination fees, amortization of right-of-use assets, and impairment of intangible assets and liabilities. Management believes that Property Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Property Adjusted EBITDAre or similarly titled measures. STABILIZED PORTFOLIO ADJUSTED EBITDAre: We calculate Stabilized Portfolio Adjusted EBITDAre as Property Adjusted EBITDAre coming solely from our stabilized properties, which excludes certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up, as well as acquisitions and dispositions in the period. Refer to definition of Stabilized Property and Property Adjusted EBITDAre for further information. Management believes that Stabilized Portfolio Adjusted EBITDAre provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDAre or similarly titled measures. DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square footage, expressed as a percentage. Refer to definition of Net Rentable Square Footage for further information. Occupancy for our multifamily properties is calculated as (a) average of the number of occupied units on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units available as of such date, expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. Refer to definition of Stabilized Property for further information.

32 DEFINITIONS TOTAL ADJUSTED EBITDAre: Total Adjusted EBITDAre is calculated as EBITDAre further adjusted for debt extinguishment losses, non-cash stock compensation, mark-to-market adjustments on interest rate derivatives, and other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Management believes Total Adjusted EBITDAre is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and with other REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. STABILIZED PROPERTY: We generally consider a property to be stabilized upon the earlier of (a) the quarter after the property reaches 80% occupancy, or (b) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. A property classified as Held for Sale is not considered stabilized. STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured debt. Refer to definition of Stabilized Property for further information. WEIGHTED AVERAGE LEASE TERM REMAINING: We calculate Weighted Average Lease Term Remaining ("WALT") as the remaining lease term as of period end for commercial stabilized properties, weighted by the net rentable square footage of each lease as of the period end.

PROPERTY PORTFOLIO

AS OF DECEMBER 31, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Retail	Virginia Beach, VA	100%	2004	35,161	100.0 %	$1,177,891	$33.50	Cheesecake Factory, Brooks Brothers
4525 Main Street Retail	Virginia Beach, VA	100%	2014	26,328	100.0 %	485,188	18.43	Anthropologie, West Elm
4621 Columbus Retail	Virginia Beach, VA	100%	2020	84,000	100.0 %	1,176,000	14.00	Apex Entertainment
Columbus Village	Virginia Beach, VA	100%	2020	62,207	100.0 %	2,022,540	32.51	Barnes & Noble, CAVA, Shake Shack, Five Below, Ulta
Commerce Street Retail	Virginia Beach, VA	100%	2008	19,173	100.0 %	890,078	46.42	Yard House
Fountain Plaza Retail	Virginia Beach, VA	100%	2004	35,961	94.4 %	1,119,318	32.98	Ruth's Chris, Nando's
Pembroke Square	Virginia Beach, VA	100%	2015	124,181	100.0 %	2,096,262	16.88	Fresh Market, Nordstrom Rack, DSW
Premier Retail	Virginia Beach, VA	100%	2018	39,015	94.9 %	1,254,924	33.88	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	100%	2002	38,515	100.0 %	1,065,261	27.66	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	100%	2007	11,594	100.0 %	413,118	35.63	Rocket Title, Legal Sea Foods
The Cosmopolitan Retail	Virginia Beach, VA	100%	2020	41,872	88.6 %	1,220,239	32.90	Lego, Nike
Two Columbus Retail	Virginia Beach, VA	100%	2009	13,752	100.0 %	526,978	38.32	Fidelity Investments, Luxxotica
West Retail	Virginia Beach, VA	100%	2002	17,558	83.4 %	494,102	33.74	PF Changs, The Men's Wearhouse
Harbor Point - Baltimore Waterfront								
Constellation Retail	Baltimore, MD	90%	2016	38,464	76.7 %	$783,891	$26.58	West Elm
Point Street Retail	Baltimore, MD	100%	2018	18,632	60.8 %	439,665	38.82	solidcore
Grocery Anchored								
Broad Creek Shopping Center[2]	Norfolk, VA	100%	2001	121,504	97.2 %	$2,330,199	$19.74	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	100%	1980	115,059	98.2 %	1,359,075	12.03	Kroger
Brooks Crossing Retail	Newport News, VA	65%[3]	2016	18,349	84.8 %	229,537	14.75	Various Small Shops (grocery shadow)
Delray Beach Plaza[2]	Delray Beach, FL	100%	2021	87,207	98.0 %	2,959,879	34.62	Whole Foods
Greenbrier Square	Chesapeake, VA	100%	2017	260,625	100.0 %	2,624,984	10.07	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	100%	2014	15,719	91.1 %	335,615	23.44	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	100%	2009	98,638	100.0 %	2,045,579	20.74	Harris Teeter
Lexington Square	Lexington, SC	100%	2017	85,440	97.2 %	1,892,535	22.79	Lowes Foods
North Pointe Center	Durham, NC	100%	2009	226,083	100.0 %	2,996,368	13.25	Harris Teeter
Parkway Centre	Moultrie, GA	100%	2017	61,200	100.0 %	861,149	14.07	Publix
Parkway Marketplace	Virginia Beach, VA	100%	1998	37,804	94.2 %	712,610	20.01	Various Small Shops (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	100%	2001	74,251	100.0 %	1,299,008	17.49	Safeway
Sandbridge Commons	Virginia Beach, VA	100%	2015	69,417	100.0 %	951,730	13.71	Harris Teeter
Tyre Neck Harris Teeter[2]	Portsmouth, VA	100%	2011	48,859	100.0 %	559,948	11.46	Harris Teeter
Southeast Sunbelt								
Chronicle Mill Retail	Belmont, NC	85%[3]	2022	11,530	22.4 %	$112,500	$43.50	
North Hampton Market	Taylors, SC	100%	2004	114,954	98.8 %	1,605,665	14.14	PetSmart, Hobby Lobby
One City Center Retail	Durham, NC	100%	2019	22,679	55.7 %	421,442	33.38	Various Small Shops
Overlook Village	Asheville, NC	100%	1990	151,365	100.0 %	2,289,281	15.12	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	100%	2004	159,842	99.1 %	2,682,119	16.93	PetSmart, DSW
Providence Plaza Retail	Charlotte, NC	100%	2008	49,447	100.0 %	1,565,800	31.67	Orange Theory, Edward Jones, Chipotle
South Square	Durham, NC	100%	2005	109,590	97.1 %	1,935,908	18.19	Ross, Petco, Office Depot
The Interlock Retail[2]	Atlanta, GA	100%	2021	108,379	85.0 %	5,071,860	55.08	Puttshack
Wendover Village	Greensboro, NC	100%	2004	176,997	99.3 %	3,635,403	20.69	T.J. Maxx, Petco, Beauty World

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

33

PROPERTY PORTFOLIO CONT.

AS OF DECEMBER 31, 2024

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Ownership %	Year Built/ Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Mid-Atlantic								
Dimmock Square	Colonial Heights, VA	100%	1998	106,166	100.0 %	$1,932,887	$18.21	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	100%	1999	49,000	100.0 %	753,620	15.38	Regal Cinemas
Liberty Retail	Newport News, VA	100%	2013	26,534	75.8 %	371,241	18.45	
Marketplace at Hilltop[2]	Virginia Beach, VA	100%	2001	116,953	97.3 %	2,810,566	24.71	Total Wine, Panera, Chick-Fil-A
Red Mill Commons	Virginia Beach, VA	100%	2005	373,808	96.1 %	7,118,113	19.81	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	100%	2016	260,131	81.2 %	3,256,484	15.42	Burlington, PetSmart, Michaels, T.J. Maxx
Southshore Shops	Midlothian, VA	100%	2006	40,307	100.0 %	885,326	21.96	Buffalo Wild Wings
The Edison Retail	Richmond, VA	100%	2014	20,196	— %	58,276	0.00	
Total Stabilized Retail Portfolio				**3,824,446**	**95.3 %**	**$72,830,162**	**$19.98**	

Office Properties- Stabilized	Location	Ownership %	Year Built / Redeveloped	Net Rentable SF[1]	Occupancy[1]	ABR[1]	ABR per Occupied SF[1]	Anchor Tenant(s)
Town Center of Virginia Beach								
249 Central Park Office	Virginia Beach, VA	100%	2004	57,103	100.0 %	$1,448,997	$25.38	Gather, HDR
4525 Main Street	Virginia Beach, VA	100%	2014	208,760	100.0 %	6,932,898	33.21	Clark Nexsen, Mythics
4605 Columbus Office	Virginia Beach, VA	100%	2002	19,335	100.0 %	522,045	27.00	AHCC
Armada Hoffler Tower[3]	Virginia Beach, VA	100%	2002	296,200	98.6 %	9,719,743	33.28	Troutman Pepper, Williams Mullen, Morgan Stanley, KPMG
One Columbus	Virginia Beach, VA	100%	1984	129,066	98.3 %	3,416,942	26.93	Truist, HBA, Northwestern Mutual
Two Columbus Office	Virginia Beach, VA	100%	2009	94,708	91.6 %	2,402,802	27.68	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront								
Constellation Office	Baltimore, MD	90%	2016	453,018	100.0 %	$15,484,541	$34.18	Constellation Energy Group
Thames Street Wharf[3]	Baltimore, MD	100%	2010	263,426	98.8 %	8,071,078	31.01	Morgan Stanley
Wills Wharf[2]	Baltimore, MD	100%	2020	327,991	93.8 %	9,471,823	30.79	Canopy by Hilton, Transamerica, RBC, Franklin Templeton, Stifel
Southeast Sunbelt								
Chronicle Mill Office	Belmont, NC	85%[4]	2022	5,932	100.0 %	$177,960	$30.00	Piedmont Lithium
One City Center Office	Durham, NC	100%	2019	128,920	95.3 %	3,270,013	26.63	Duke University
Providence Plaza Office	Charlotte, NC	100%	2008	53,671	100.0 %	1,636,062	30.48	Choate Construction, Cranfill, Sumner, & Hartzog
The Interlock Office[2]	Atlanta, GA	100%	2021	198,872	88.6 %	6,845,907	38.84	Georgia Tech, Pindrop
Mid-Atlantic								
Brooks Crossing Office	Newport News, VA	100%	2019	98,061	100.0 %	$2,002,945	$20.43	Huntington Ingalls Industries
Stabilized Office Total				**2,335,063**	**97.2 %**	**$71,403,756**	**$31.47**	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 47,644 square feet at these two properties at an ABR of $1.6M, or $34.70 per leased square foot, which is reflected in this table. The rent paid by the Company is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The Company is entitled to a preferred return on its investment in this property.

34

PROPERTY PORTFOLIO CONT.

AS OF DECEMBER 31, 2024

ARMADA HOFFLER

Multifamily Properties - Stabilized	Location	Ownership %	Year Built / Redeveloped	Units	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach							
Encore Apartments	Virginia Beach, VA	100%	2014	286	93.7 %	$5,862,228	$1,823
Premier Apartments	Virginia Beach, VA	100%	2018	131	96.2 %	3,046,848	2,015
The Cosmopolitan	Virginia Beach, VA	100%	2020	342	93.9 %	8,972,952	2,329
Harbor Point - Baltimore Waterfront							
1305 Dock Street	Baltimore, MD	90%	2016	103	96.1 %	$3,115,440	$2,622
1405 Point[2]	Baltimore, MD	100%	2018	289	94.5 %	8,844,300	2,700
Southeast Sunbelt							
Chronicle Mill	Belmont, NC	85%[3]	2022	238	96.6 %	$5,055,672	$1,832
Greenside Apartments	Charlotte, NC	100%	2018	225	90.7 %	4,598,520	1,878
The Everly	Gainesville, GA	100%	2022	223	95.5 %	4,596,096	1,798
Mid-Atlantic							
Liberty Apartments	Newport News, VA	100%	2013	197	98.5 %	$4,070,124	$1,748
Smith's Landing[2]	Blacksburg, VA	100%	2009	284	100.0 %	6,121,680	1,796
The Edison	Richmond, VA	100%	2014	174	94.3 %	3,176,436	1,614
Stabilized Multifamily Total				**2,492**	**95.3 %**	**$57,460,296**	**$2,015**

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company is entitled to a preferred return on its investment in this property.

35

RECONCILIATION OF DEBT & EBITDAre

ARMADA HOFFLER

$ IN THOUSANDS

	Three Months Ended			
	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Property Net Operating Income	$41,574	$45,762	$42,292	$41,351
Property Miscellaneous Expense, Net	(146)	(35)	(64)	(43)
Non-Recurring Bad Debt Adjustment	488	296	(478)	758
Non-Recurring Termination Fee Adjustment	(96)	(4,277)	(103)	(115)
Amortization of Right-of-Use Assets	(395)	(395)	(394)	(395)
Accelerated Amortization of Intangible Assets and Liabilities	—	(5)	—	—
Equity in Income of Unconsolidated Real Estate Entities	245	—	—	—
Property Adjusted EBITDAre	$41,670	$41,346	$41,253	$41,556
Disposition	(1,260)	—	—	—
Development/Redevelopment	(990)	(189)	(51)	(116)
Stabilized Portfolio Adjusted EBITDAre	**$39,420**	**$41,157**	**$41,202**	**$41,440**
Construction Gross Profit	2,093	3,366	4,339	4,077
Corporate G&A	(4,494)	(5,008)	(4,328)	(5,744)
Non-Cash Stock Compensation	1,241	710	744	2,192
Interest Income	4,569	4,636	4,580	4,596
Other Income (Expense), Net	2	17	20	22
Total Adjusted EBITDAre	**$42,831**	**$44,878**	**$46,557**	**$46,583**
Stabilized Property Debt	512,266	530,513	602,587	606,444
Add: Unsecured Property Debt	403,417	440,691	459,973	490,654
Stabilized Portfolio Debt	**$915,683**	**$971,204**	**$1,062,560**	**$1,097,098**
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDAre	**5.8x**	**5.9x**	**6.4x**	**6.6x**
Total Debt[(1)]	1,297,510	1,330,124	1,422,473	1,431,614
Cash	(72,223)	(45,726)	(21,697)	(43,861)
Net Debt	**$1,225,287**	**$1,284,398**	**$1,400,776**	**$1,387,753**
Net Debt/Total Adjusted EBITDAre	**7.2x**	**7.2x**	**7.5x**	**7.4x**
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	**$1,396,372**	**$1,455,483**	**$1,571,861**	**$1,558,838**
Net Debt + Preferred /Total Adjusted EBITDAre	**8.2x**	**8.1x**	**8.4x**	**8.4x**

36

(1) Excludes GAAP adjustments.

37 $ IN THOUSANDS CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired, and/or disposed properties. (2) Represents recurring capital expenditures. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $492 $— $1,404 $1,211 $1,675 $— $4,782 Office 1,024 — 560 1 843 — 2,428 Multifamily — — — — 1,594 249 1,843 Total Portfolio $1,516 $— $1,964 $1,212 $4,112 $249 $9,053 Three Months Ended December 31, 2024(1) Year Ended December 31, 2024(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements(2) Building Improvements(2) Fixtures & Equipment(2) Total Second Generation Capex Retail $2,012 $— $4,894 $2,761 $4,217 $— $13,884 Office 5,685 — 2,193 18 4,805 — 12,701 Multifamily — — — 52 3,808 1,440 5,300 Total Portfolio $7,697 $— $7,087 $2,831 $12,830 $1,440 $31,885

38 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three Months Ended 12/31 Year Ended 12/31 2024 2023 2024 2023 Retail Same Store Rental Revenues $23,403 $23,277 $84,716 $84,248 Property Expenses 6,025 6,054 21,318 20,314 NOI 17,378 17,223 63,398 63,934 Non-Same Store NOI(1) 1,909 1,320 12,395 10,418 Segment NOI $19,287 $18,543 $75,793 $74,352 Office Same Store Rental Revenues $22,024 $20,512 $81,337 $76,568 Property Expenses 8,128 8,143 29,380 28,342 NOI 13,896 12,369 51,957 48,226 Non-Same Store NOI(1) (697) (311) 9,271 3,239 Segment NOI $13,199 $12,058 $61,228 $51,465 Multifamily Same Store Rental Revenues $14,392 $14,151 $52,522 $51,589 Property Expenses 5,822 5,272 21,167 19,725 NOI 8,570 8,879 31,355 31,864 Non-Same Store NOI(1) 518 (197) 2,603 2,382 Segment NOI $9,088 $8,682 $33,958 $34,246 Total Property Portfolio NOI $41,574 $39,283 $170,979 $160,063

RECONCILIATION TO GAAP NET INCOME

ARMADA HOFFLER

$ IN THOUSANDS

Three Months Ended December 31, 2024

	Retail[1]	Office[1]	Multifamily[1]	Total Rental Properties	General Contracting & Real Estate Services[2]	Real Estate Financing[3]	Total
Segment Revenues	$25,530	$22,475	$14,948	$62,953	$75,010	$4,039	$142,002
Segment Expenses	6,243	9,276	5,860	21,379	72,917	1,765	96,061
Net Operating Income	$19,287	$13,199	$9,088	$41,574	$2,093	$2,274	$45,941
Interest Income							598
Depreciation and Amortization							(25,265)
General and Administrative Expenses							(4,661)
Acquisition, Development, and Other Pursuit Costs							(1)
Gain on Real Estate Dispositions							21,305
Interest Expense							(16,611)
Equity in Income of Unconsolidated Real Estate Entities							245
Loss on Extinguishment of Debt							(135)
Change in Fair Value of Derivatives and Other							7,273
Unrealized Credit Loss Provision							(103)
Other Income (Expense), Net							(45)
Income Tax Benefit							494
Net Loss							29,035
Net Income Attributable to Noncontrolling Interests in Investment Entities							(9)
Preferred Stock Dividends							(2,887)
Net Income Attributable to AHH and OP Unitholders							$26,140

Year Ended December 31, 2024

	Retail[1]	Office[1]	Multifamily[1]	Total Rental Properties	General Contracting & Real Estate Services[2]	Real Estate Financing[3]	Total
Segment Revenues	$103,435	$95,007	$58,255	$256,697	$433,177	$16,077	$705,951
Segment Expenses	27,642	33,779	24,297	85,718	419,302	6,588	511,608
Net Operating Income	$75,793	$61,228	$33,958	$170,979	$13,875	$9,489	$194,343
Interest Income							2,519
Depreciation and Amortization							(90,962)
General and Administrative Expenses							(20,225)
Acquisition, Development, and Other Pursuit							(5,531)
Impairment Charges							(1,494)
Gain on Real Estate Dispositions							21,305
Interest Expense							(72,377)
Equity in Income of Unconsolidated Real Estate Entities							245
Loss on Extinguishment of Debt							(247)
Change in Fair Value of Derivatives and Other							14,251
Unrealized Credit Loss Provision							(156)
Other Income, Net							209
Income Tax Benefit							614
Net Income							$42,494
Net Income Attributable to Noncontrolling Interests in Investment Entities							(43)
Preferred Stock Dividends							(11,548)
Net Income Attributable to AHH and OP Unitholders							$30,903

(1) Segment net operating income for the retail, office, and multifamily segments is calculated as rental revenues less rental expenses and rental taxes.
(2) Segment gross profit for the general contracting & real estate services segment is calculated as general contracting and real estate services revenues less general contracting and real estate services expenses.
(3) Segment gross profit for the real estate financing segment is calculated as interest income less interest expense.

39

40 Three Months Ended 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Net Income (Loss) Attributable to Common Stockholders and OP Unitholders $26,140 ($10,416) $375 $14,804 Excluding: Depreciation and Amortization 24,870 23,289 20,789 20,435 Gain on Real Estate Dispositions (21,305) — — — Impairment of Real Estate Assets — — 1,494 — Income Tax (Benefit) Provision (494) 592 (1,246) 534 Interest Expense 18,376 21,387 21,227 17,975 EBITDAre $47,587 $34,852 $42,639 $53,748 Change in Fair Value of Derivatives and Other (7,273) 10,308 (4,398) (12,888) Preferred Dividends 2,887 2,887 2,887 2,887 Loss on Extinguishment of Debt 134 113 — — Non-Recurring Bad Debt Adjustment 488 296 (478) 758 Non-Recurring Termination Fee Adjustment (96) (4,277) (103) (115) Accelerated Amortization of Intangible Assets and Liabilities — (5) — — Acquisition, Development, & Other Pursuit Costs 1 2 5,528 — Unrealized Credit Loss Provision (Release) 103 198 (228) 83 Investment Entities 9 (17) 17 34 Non-Cash Stock Compensation 1,241 710 744 2,192 Development/Redevelopment (990) (189) (51) (116) Dispositions (1,260) — — — Total Adjusted EBITDAre $42,831 $44,878 $46,557 $46,583 Construction Gross Profit (2,093) (3,366) (4,339) (4,077) Corporate G&A 4,494 5,008 4,328 5,744 Non-Cash Stock Compensation (1,241) (710) (744) (2,192) Interest Income (4,569) (4,636) (4,580) (4,596) Other (Expense) Income, Net (2) (17) (20) (22) Stabilized Portfolio Adjusted EBITDAre $39,420 $41,157 $41,202 $41,440 Disposition 1,260 — — — Development/Redevelopment 990 189 51 116 Property Adjusted EBITDAre $41,670 $41,346 $41,253 $41,556 RECONCILIATION OF NET INCOME TO PROPERTY ADJUSTED EBITDAre $ IN THOUSANDS

41 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in the Company’s press release dated February 19, 2025, which has been furnished as Exhibit 99.1 to the Company’s Form 8-K furnished with the Securities and Exchange Commission (“SEC”) on February 19, 2025. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s real estate financing program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the other documents filed by the Company with the SEC from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS